Exhibit 10.27
Execution Version

TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated effective as of November 6, 2013, by and among BREITBURN OPERATING L.P., a Delaware limited partnership (the “Company”), BREITBURN ENERGY PARTNERS L.P., as Parent Guarantor (the “Parent”), BreitBurn GP, LLC (the “Parent GP”), BreitBurn Operating GP, LLC (the “General Partner”), the Subsidiaries of the Parent and/or the Company, as guarantors (the “Subsidiary Guarantors”, and together with the Parent, the Parent GP, and the General Partner, the “Guarantors”), EACH LENDER SIGNATORY HERETO, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”). Capitalized terms used in this Amendment, and not otherwise defined in this Amendment, have the meanings assigned thereto in the Credit Agreement defined below.
W I T N E S S E T H:

WHEREAS, the Company, the Guarantors, Administrative Agent, Issuing Lender and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of May 7, 2010, as amended by the following: that certain First Amendment to Second Amended and Restated Credit Agreement and Consent and First Amendment to Security Agreement dated as of September 17, 2010, Second Amendment dated as of May 9, 2011, Third Amendment dated as of August 3, 2011, Fourth Amendment dated as of October 5, 2011, Fifth Amendment dated as of May 25, 2012, Sixth Amendment dated as of October 11, 2012, Seventh Amendment dated as of February 26, 2013, Eighth Amendment to Second Amended and Restated Credit Agreement dated as of May 22, 2013 and Ninth Amendment to Second Amended and Restated Credit Agreement dated as of July 15, 2013 (as further amended, modified or restated from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Company upon the terms and conditions set forth therein;

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, subject to the terms hereof, the undersigned Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement. Effective as of the Amendment Effective Date, Section 8.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“8.09    Restricted Payments. No Loan Party shall, or permit any of its Subsidiaries to, purchase, redeem or otherwise acquire for value any membership interests, partnership interests, capital accounts, shares of its capital stock or any warrants, rights or options to acquire such membership interest, partnership interest or shares, now or hereafter outstanding from its members, partners or stockholders or declare or pay any distribution, dividend or return capital to its members, partners or stockholders, or make any distribution of assets in cash or in kind to its members, partners or stockholders (collectively “Restricted Payments”); except (a) Parent may declare and pay dividends with respect to its Equity payable solely in additional shares of its Equity, (b) Subsidiaries of the Company may declare and pay dividends ratably with respect to their Equity, (c) the Company may declare and pay dividends to Parent, and (d) Parent may declare and pay to its Equity owners periodic cash dividends of Available Cash or otherwise purchase, redeem or acquire for value any membership interests, partnership interests, capital accounts, shares of its capital stock or any warrants, rights or options to acquire such membership interest, partnership interest or shares from its members, partners or stockholders in accordance with its partnership agreement, so long as no Event of Default exists or would result therefrom, and after giving effect to such Restricted Payment, the Loan Parties exhibit pro-forma compliance with all terms and conditions of this Agreement. By making a Restricted Payment pursuant to clause (d) above, Parent represents and warrants to Administrative Agent and the Lenders that the conditions for making such Restricted Payment have been satisfied.”

SECTION 2.    Guarantor Confirmation.

(a)The Guarantors hereby consent and agree to this Amendment and each of the transactions contemplated hereby.

(b)The Company and each Guarantor ratifies and confirms the debts, duties, obligations, liabilities, rights, titles, pledges, grants of security interests, liens, powers, and privileges existing by virtue of the Loan Documents to which it is a party.

(c)The Company and each Guarantor agrees that the guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Agreements and Guaranties to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Obligations.

(d)The Company and each Guarantor acknowledges and agrees that all terms, provisions, and conditions of the Loan Documents to which it is a party (as amended by this Amendment) shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
SECTION 3.    Conditions of Effectiveness. This Amendment and the amendments hereunder shall become effective as of the date first set forth above (the “Amendment Effective Date”), provided that the following conditions shall have been satisfied:
(a)Amendment. The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Lender, each of the Lenders, the Company, and the Guarantors (which may be by telecopy or PDF transmission).
(b)No Default; Representations and Warranties. As of the Amendment Effective Date:
(i)    the representations and warranties of the Company and the Guarantors in Article VI of the Credit Agreement and in the other Loan Documents as amended hereby shall be true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in clauses (a) and (b) of Section 6.14 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement);
(ii)    no Default or Event of Default shall exist; and
(iii)    since December 31, 2012, there shall have been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.
(c)Payment of Fees. The Company shall have paid all accrued and unpaid fees, costs and expenses owed pursuant to this Amendment to the extent then due and payable on the Amendment Effective Date.
(d)Additional Documents. Such other documents, in form and substance satisfactory to Administrative Agent, as the Administrative Agent may reasonably request.

SECTION 4.    Representations and Warranties. Each of the Company and the Parent represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:
(a)    It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.
(b)    The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(c)    This Amendment does not and will not violate any provisions of any of the Organization Documents of the Company.
(d)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.
(e)    After giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of this date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

SECTION 5.    Reference to and Effect on the Credit Agreement.

(a)    Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.
SECTION 6.    Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Each of the Company and the Parent hereby ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.
SECTION 7.    Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.
SECTION 8.    Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, each of the Company and the Parent represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of the Company or the Parent to Administrative Agent, Issuing Lender or any Lender.
SECTION 9.    Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.
SECTION 10.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.
SECTION 11.    Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION 12.    NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE COMPANY, THE GUARANTORS, ADMINISTRATIVE AGENT, ISSUING LENDER AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.
SECTION 13.     No Waiver. Each of the Company and the Parent hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Lender or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LOAN PARTIES:

BREITBURN OPERATING L.P., a Delaware limited partnership

By:	BreitBurn Operating GP, LLC, its general partner
BREITBURN ENERGY PARTNERS L.P., a Delaware limited partnership
By:    BreitBurn GP, LLC, its general partner
BREITBURN OPERATING GP, LLC, a Delaware limited partnership
BREITBURN FINANCE CORPORATION, a Delaware corporation
BREITBURN MANAGEMENT COMPANY, LLC, a Delaware limited liability company
ALAMITOS COMPANY, a California corporation
BREITBURN FLORIDA LLC, a Delaware limited liability company

By:	BreitBurn Operating L.P., its sole member
By:    BreitBurn Operating GP, LLC, its
        general partner
BREITBURN FULTON LLC, a Delaware limited liability company
BEAVER CREEK PIPELINE, L.L.C., a Michigan limited liability company
GTG PIPELINE LLC, a Virginia limited liability company
MERCURY MICHIGAN COMPANY, LLC, a Michigan limited liability company
TERRA ENERGY COMPANY LLC, a Michigan limited liability company
TERRA PIPELINE COMPANY LLC, a Michigan limited liability company
PHOENIX PRODUCTION COMPANY, a Wyoming corporation
PREVENTIVE MAINTENANCE SERVICES LLC, a Colorado limited liability company
BREITBURN TRANSPETCO GP LLC, a Delaware limited liability company
By:    BreitBurn Operating L.P., its sole             member
By:    BreitBurn Operating GP, LLC, its
        general partner
BREITBURN TRANSPETCO LP LLC, a Delaware limited liability company
By:    BreitBurn Operating L.P., its sole             member
By:    BreitBurn Operating GP, LLC, its
    general partner
TRANSPETCO PIPELINE COMPANY, L.P., a Delaware limited partnership
By:    BreitBurn Operating L.P., on behalf             of itself and as the sole member of             BreitBurn Transpetco GP LLC, each             a general partner
By:    BreitBurn Operating GP, LLC, its
        general partner
BREITBURN OKLAHOMA LLC, a Delaware limited liability company
By:    BreitBurn Operating L.P., its sole             member
By:    BreitBurn Operating GP, LLC, its
        general partner

By:    /s/ James G. Jackson
James G. Jackson
Chief Financial Officer

PARENT GP:

BREITBURN GP, LLC,
a Delaware limited partnership

By:    /s/ James G. Jackson
James G. Jackson
Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Issuing Lender, Swing Line Lender and a Lender

By:    /s/ Matt Turner
Matt Turner
Vice President

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

BANK OF MONTREAL,
as a Lender

By:    /s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

UNION BANK, N.A.,
as a Lender

By:    /s/ Lara Sorokolit
Name: Lara Sorokolit
Title: Vice President

CITIBANK, N.A.,
as a Lender

By:    /s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Mark E. Olson
Name: Mark E. Olson
Title: Authorized Officer

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By:    /s/ Sanjay Remond
Name: Sanjay Remond
Title: Authorised Signatory

SANTANDER BANK, N.A.,
as a Lender

By:    /s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:    /s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Vice President

COMPASS BANK,
as a Lender

By:    /s/ Umar Hassan
Name: Umar Hassan
Title: Vice President

COMERICA BANK,
as a Lender

By:    /s/ Caroline M. McClurg
Name: Caroline M. McClurg
Title: Assistant Vice President

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:     /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:     /s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:    /s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:    /s/ Mark Roche
Name: Mark Roche
Title: Managing Director

By:    /s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

FIFTH THIRD BANK,
as a Lender

By:    /s/ Byron Cooley
Name: Byron Cooley
Title: Executive Director

MIZUHO BANK LTD.,
as a Lender

By:    /s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

ONEWEST BANK, FSB,
as a Lender

By:    /s/ Sean Murphy
Name: Sean Murphy
Title: Executive Vice President

SUNTRUST BANK,
as a Lender

By:    /s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

H-1012059v3        Tenth Amendment